UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2020

Strategic Student & Senior Housing Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	333-220646	81-4112948
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Terrace Road

Ladera Ranch, California 92694

(Address of principal executive offices, including zip code)

(877) 327-3485

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01.	Regulation FD Disclosure.

On April 3, 2020, Strategic Student & Senior Housing Trust, Inc. (the “Company”) issued a letter to its stockholders regarding the novel coronavirus (COVID-19) pandemic and the resulting suspension of (i) the Company’s share redemption program (the “SRP”), (ii) distributions on shares of its common stock, and (iii) the primary portion of the Company’s public offering. A copy of the letter to stockholders is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 8.01.	Other Events.

Suspension of SRP

In order to preserve cash in light of the uncertainty relating to COVID-19 and its potential impact on the Company’s overall financial results, the Company will not be able to honor redemption requests made for the quarter ending March 31, 2020. Also, on March 30, 2020, the Company’s board of directors (the “Board”) approved the suspension of the SRP.

Under the SRP, the Board may amend, suspend, or terminate the SRP with 30 days’ notice to the Company’s stockholders. This Current Report on Form 8-K serves as such required notice and therefore the suspension of the SRP will be effective on May 3, 2020. All pending redemption requests will not be redeemed, nor will any additional requests received in future quarters be redeemed, until further notice. The SRP will remain suspended until such time as the Board may approve the resumption of the SRP.

Suspension of Distributions

In order to retain cash and preserve financial flexibility in light of the impact that COVID-19 could have on the Company’s business and the uncertainty as to the ultimate severity, duration, and effects of the outbreak, the Board approved the suspension of all distributions to the Company’s stockholders.

Suspension of Public Offering

Finally, based upon various factors, including the uncertainty relating to COVID-19 and its potential impact on the Company and its overall financial results, the Board approved the suspension of the primary portion of the Company’s public offering effective immediately.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Letter to Stockholders

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC STUDENT & SENIOR HOUSING TRUST, INC.

Date: April 3, 2020	By:	/s/ Michael A. Crear
Michael A. Crear
Chief Financial Officer and Treasurer